SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K




                      CURRENT REPORT PURSUANT TO SECTION 13
                 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (date of earliest event reported): SEPTEMBER 8, 1999


                             Commission File Number
                                     0-16439



                      FAIR, ISAAC AND COMPANY, INCORPORATED
             (Exact name of registrant as specified in its charter)



               DELAWARE                                       94-1499887
    (State or other jurisdiction of                       (I.R.S. Employer
     incorporation or organization)                       Identification No.)


             120 North Redwood Drive, San Rafael, California 94903
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (415) 472-2211

ITEM 5. Other Events

         On September 8, 1999, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7. Financial Statements and Exhibits

         (c) Exhibits

             99.1      Press Release of the Registrant dated September 8, 1999



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  FAIR, ISAAC AND COMPANY, INCORPORATED

DATE:   September 10, 1999
                                      By:      PETER L. MCCORKELL
                                         ---------------------------------------
                                                Peter L. McCorkell
                                        Senior Vice President, Secretary and
                                                 General Counsel

                                  Exhibit Index

                    To Fair, Isaac and Company, Incorporated
                   Report on Form 8-K dated September 8, 1999


                                                                   Sequentially
Exhibit No.       Exhibit                                          Numbered Page
-----------       -------                                          -------------
99.1              Press Release dated September 8, 1999.                 4